Exhibit 99.1

                              FINANCIAL SUPPLEMENT
                          THE PHOENIX COMPANIES, INC.


                                 March 31, 2004





                     add value to wealth.(SM) [logo]PHOENIX

THE PHOENIX COMPANIES, INC.
FINANCIAL SUPPLEMENT

WALL STREET COVERAGE                                                TRANSFER AGENT AND REGISTRAR
FIRM                                      ANALYST                   For information or assistance regarding your account, please
A.G. Edwards & Sons, Inc.                 J. Jeffrey Hopson         contact our transfer agent and registrar:
Credit Suisse First Boston (CSFB)         Tom Gallagher               EquiServe Trust Company, N.A. at: Phoenix Shareholder Services
Deutsche Bank North America               Vanessa Wilson              c/o EquiServe Trust Company, P.O. Box 43076,
Dowling & Partners Securities, LLC        Len Savage                  Providence, RI  02940-3076
Fox-Pitt, Kelton, Inc.                    Jonathan Joseph
Friedman, Billings, Ramsey & Co.          Stewart Johnson
JP Morgan                                 Jimmy Bhullar             Toll-free: 1-800-490-4258   TTY 1-800-336-9449
Keefe Bruyette & Woods, Inc.              Jukka Lipponen            Fax: 1-781-575-3583, e-mail: phoenix@equiserve.com
Langen McAlenney                          Robert Glasspiegel        Web: phoenix.equiserve.com
Lehman Brothers                           Eric Berg
Merrill Lynch                             Edward A. Spehar          FOR MORE INFORMATION
Morgan Stanley                            Nigel Dally               To receive additional information, including financial
UBS                                       Andrew Kligerman          supplements and Securities and Exchange Commission filings along with access to other shareholder services, visit the Investor
                                                                    Relations Section on our Web site at PhoenixWealthManagement.com
SHAREHOLDER INFORMATION                                             or contact our Investor Relations Department at:

SECURITY LISTINGS
The common stock of The Phoenix Companies, Inc. is traded on the                     The Phoenix Companies, Inc.
New York Stock Exchange (NYSE) under the symbol "PNX." Our 7.25                      Investor Relations
percent equity units are traded on the NYSE under the symbol                         One American Row
"PNX PrA." Our 7.45 percent bond is traded on the NYSE under the                     P.O. Box 5056, Hartford, CT 06102-5056
symbol "PFX."                                                                        Phone: 1-860-403-7100
                                                                                     Fax: 1-860-403-7880
                                                                                     e-mail: pnx.ir@PhoenixWealthManagement.com

For more information on our products and services, call your Phoenix representative or visit our Web site at PhoenixWealthManagement.com.

In addition to net income presented in accordance with Generally Accepted Accounting Principles ("GAAP"), Phoenix considers total segment income in evaluating its financial performance. See page 2, Income Statement, for a reconciliation of these measures. Total segment income is an internal performance measure considered by Phoenix in the management of its operations, including its compensation plans and budgeting and planning processes. In addition, management believes that total segment income provides additional insight into the underlying trends in Phoenix's operations.

Total segment income represents net income from continuing operations (which is a GAAP measure) before realized investment gains and losses, and certain other items.

* Net realized investment gains and losses are excluded from segment income because their size and timing are frequently subject to our discretion.

* Certain other items are excluded from segment income because we believe they are not indicative of overall operating trends and are items that management believes are infrequent and material and which result from a business restructuring, a change in regulatory environment, or other unusual circumstances.

Because certain of these items are excluded based on our discretion and involve judgments by management, inconsistencies in their determination may exist and total segment income may differ from similarly titled measures of other companies.

                           THE PHOENIX COMPANIES, INC.
                              FINANCIAL SUPPLEMENT
                             MARCH 2004 (UNAUDITED)

                                TABLE OF CONTENTS
                                -----------------

FINANCIAL HIGHLIGHTS........................................................   1
INCOME STATEMENT............................................................   2
LIFE AND ANNUITY EARNINGS SUMMARY...........................................   4
   VARIABLE UNIVERSAL LIFE..................................................   6
   UNIVERSAL LIFE / INTEREST SENSITIVE......................................   8
   LIFE AND PRIVATE PLACEMENT SALES.........................................  10
   ANNUITIES................................................................  12
   ANNUITIES - NET FLOWS AND FUNDS UNDER MANAGEMENT.........................  14
   SUPPLEMENTARY LIFE AND ANNUITY INFORMATION...............................  16
ASSET MANAGEMENT............................................................  18
ASSET MANAGEMENT - NET FLOWS AND ASSETS UNDER MANAGEMENT....................  20
VENTURE CAPITAL SEGMENT.....................................................  22
CORPORATE AND OTHER.........................................................  24
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT..............................  26
CONSOLIDATING FIRST QUARTER 2004 INCOME STATEMENT...........................  28
CONDENSED CONSOLIDATED BALANCE SHEET........................................  29
GENERAL ACCOUNT INVESTMENT PORTFOLIO SUMMARY................................  30
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS...........................  31
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES........................  32

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
First Quarter 2004 (unaudited)
(amounts in millions, except per share data)

BALANCE SHEET INFORMATION
For the Period Ended:                                                                         December 31,
                                                        YTD March    --------------------------------------------------------------
                                                           2004           2003            2002            2001            2000
                                                     --------------  --------------  --------------  --------------  --------------
General Account Invested Assets                       $   17,515.6    $   17,229.2    $   16,812.8    $   14,411.4    $   12,594.3
Separate Account Assets                                    6,461.6         6,083.2         4,371.2         5,025.2         5,376.6
Total Assets                                              28,156.8        27,559.2        25,235.9        22,535.6        20,313.5
Indebtedness                                                 666.8           639.0           644.3           599.3           425.1
Total Stockholders' Equity                                 1,997.2         1,947.8         1,826.8         2,307.8         1,840.9
Total Stockholders' Equity excluding SFAS 115 and
  FIN 46-R adjustments                                     1,945.6         1,925.3         1,937.1         2,317.5         1,820.7

Debt to Total Capitalization                                  25.0%           24.7%           24.1%           20.0%           18.8%
Debt (Excluding Equity Units) to Total
  Capitalization                                              19.3%           18.8%           18.3%

Book Value Per Share (1)                              $      21.12    $      20.62    $      19.43    $      22.64    $      24.75
Book Value Per Share, excluding SFAS 115 adjustment   $      20.13    $      19.96    $      20.19    $      22.62    $      24.51
Book Value Per Share, excluding SFAS 115 and
  FIN 46-R adjustments                                $      20.57    $      20.39    $      20.60    $      22.74
Period-end Common Shares Outstanding (2)                      94.6            94.4            94.0           101.9           105.0
                                                     ==============  ==============  ==============  ==============  ==============
-----------------------------------------------------------------------------------------------------------------------------------

Indebtedness:
Surplus Notes                                         $      175.0    $      175.0    $      175.0    $      175.0    $      175.0
Equity Units                                                 153.7           153.7           153.7
Senior Unsecured Bonds                                       300.0           300.0           300.0           300.0
Interest Rate Swap                                            13.1            10.3            15.6             (.8)
Bank Credit Facility                                          25.0                                           125.1           230.0
Other                                                                                                                         20.1
                                                     --------------  --------------  --------------  --------------  --------------
Total Indebtedness                                    $      666.8    $      639.0    $      644.3    $      599.3    $      425.1
                                                     ==============  ==============  ==============  ==============  ==============
-----------------------------------------------------------------------------------------------------------------------------------

STATUTORY FINANCIAL DATA FOR PHOENIX LIFE
  INSURANCE COMPANY (3)
Capital, Surplus and Surplus Notes                    $      815.7    $      762.9    $      861.0    $    1,149.8    $    1,322.8
Asset Valuation Reserve (AVR)                         $      188.7    $      198.5    $      147.0    $      221.5    $      559.7
                                                     --------------  --------------  --------------  --------------  --------------
Capital, Surplus, Surplus Notes and AVR               $    1,004.4    $      961.4    $    1,008.0    $    1,371.3    $    1,882.5
                                                     ==============  ==============  ==============  ==============  ==============
Policyholder Dividend Liability                       $      418.3    $      408.5    $      403.0    $      395.8    $      383.2
Interest Maintenance Reserve                          $      (26.6)   $      (30.2)   $       (2.0)   $       11.6    $       (1.4)
Statutory Gain (Loss) From Operations                 $      (14.0)   $       69.7    $       44.5    $      119.9    $      266.4
Statutory Net Income (Loss)                           $       (7.9)   $       21.5    $        7.5    $      (13.9)   $      266.1
                                                     --------------

(1) Book value per share prior to June 30, 2001 is pro forma and assumes net proceeds of $807.9 million, payout of cash and policy credits to policyholders of $41.4 million and estimated remaining expenses of $9.0 million and 105.0 million shares outstanding.
(2) Shares outstanding through 2000 are pro forma due to IPO in 2001.
(3) Phoenix Life Insurance Company is required to file statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. March 2004 amounts are preliminary.

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
First Quarter 2004 (unaudited)
(amounts in millions, except per share data)

INCOME STATEMENT SUMMARY                                   YTD March                               December 31,
                                                   -------------------------   ----------------------------------------------------
                                                       2004         2003          2003          2002          2001         2000
                                                   -----------   -----------   -----------   -----------   ----------   -----------
SEGMENT INCOME
Life Insurance                                     $   23.0      $   23.3      $   103.5     $  101.0      $   72.0     $    19.6
Annuities                                               2.8          (5.3)          (4.1)       (20.7)         10.9           4.2
                                                   -----------   -----------   -----------   -----------   ----------   -----------
Life and Annuity Segment                               25.8          18.0           99.4         80.3          82.9          23.8
Asset Management Segment                                 .1          (5.8)          (8.7)       (69.9)         (8.7)         61.4
Venture Capital Segment                                11.6          23.9           36.2        (59.3)       (159.6)        277.3
Corporate and Other Segment                           (12.7)        (11.4)         (47.8)       (40.0)        (34.7)        (60.8)
                                                   -----------   -----------   -----------   -----------   ----------   -----------
Total Segment Income (Loss),
  before income taxes                                  24.8          24.7           79.1        (88.9)       (120.1)        301.7
Applicable Income Taxes (Benefit)                       7.3           7.5           21.8        (28.5)        (45.4)        101.3
                                                   -----------   -----------   -----------   -----------   ----------   -----------

TOTAL SEGMENT INCOME (LOSS)                            17.5          17.2           57.3        (60.4)        (74.7)        200.4
Net Realized Investment Gains (Losses),
  after income taxes                                    1.8         (12.4)         (51.8)       (39.3)        (43.0)         62.0
Realized losses - investments pledged as
  collateral consolidated under FIN 46-R               (1.0)         (1.9)          (2.4)       (26.3)        (12.5)
Management Restructuring and Early Retirement Costs    (2.0)         (2.5)          (8.5)       (28.5)        (15.5)
Deferred Policy Acquisition Cost Adjustments                                                     15.1                      (141.8)
Expenses of Purchase of PXP Minority Interest                                                                 (52.8)
Demutualization Related Items, Net                                                               (1.3)         (2.9)        (24.5)
Other income                                                          1.3            1.3                        5.3           (.1)
                                                   -----------   -----------   -----------   -----------   ----------   -----------
INCOME (LOSS) FROM CONTINUING OPERATIONS               16.3           1.7           (4.1)      (140.7)       (196.1)         96.0
Income (Loss) from Discontinued Operations               .3           (.4)          (2.1)        (1.3)         (2.5)        (12.7)
                                                   -----------   -----------   -----------   -----------   ----------   -----------
Income (Loss) before Cumulative Effect of
  Accounting changes                                   16.6           1.3           (6.2)      (142.0)       (198.6)         83.3
Cumulative Effect of Accounting changes                                                        (130.3)        (16.6)
                                                   -----------   -----------   -----------   -----------   ----------   -----------
NET INCOME (LOSS)                                  $   16.6      $    1.3      $    (6.2)    $ (272.3)     $ (215.2)    $    83.3
                                                   ===========   ===========   ===========   ===========   ==========   ===========
-----------------------------------------------------------------------------------------------------------------------------------

EARNINGS PER SHARE
Basic
Weighted-Average Shares Outstanding (1)                94.5          94.0           94.2         97.9         104.6         104.6
                                                   -----------   -----------   -----------   -----------   ----------   -----------
Total Segment Income (Loss) Per Share              $   0.19      $   0.18      $    0.61     $  (0.62)     $  (0.71)    $    1.90
Net Income (Loss) Per Share                        $   0.18      $   0.01      $   (0.07)    $  (2.78)     $  (2.06)    $    0.80

Diluted
Weighted-Average Shares Outstanding (1) (2)           102.0          95.0           96.6         97.9         104.6         104.6
                                                   -----------   -----------   -----------   -----------   ----------   -----------
Total Segment Income (Loss) Per Share              $   0.17      $   0.18      $    0.59     $  (0.62)     $  (0.71)    $    1.90
Net Income (Loss) Per Share                        $   0.16      $   0.01      $   (0.07)    $  (2.78)     $  (2.06)    $    0.80
                                                   ===========

(1) Weighted-average shares outstanding through 2001 are pro forma due to Initial Public Offering (IPO) in 2001.
(2) For the twelve months ended December 31, 2003, the weighted average common shares outstanding and dilutive potential common shares were 96.6 million. For the calculation of net loss per share, dilutive potential common shares were not included because their effect would have been anti-dilutive.

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
First Quarter 2004 (unaudited)
(amounts in millions, except per share data)

INCOME STATEMENT SUMMARY                                                           2003
                                                     --------------------------------------------------------------       2004
Quarters ended                                           March            June          September        December         March
                                                     --------------  --------------  --------------  --------------  --------------
SEGMENT INCOME
Life Insurance                                        $    23.3       $     29.2      $     24.7      $     26.4      $     23.0
Annuities                                                  (5.3)            (1.4)             .3             2.2             2.8
                                                     --------------  --------------  --------------  --------------  --------------
Life and Annuity Segment                                   18.0             27.8            25.0            28.6            25.8
Asset Management Segment                                   (5.8)            (5.7)           (3.1)            5.9              .1
Venture Capital Segment                                    23.9              5.8             5.1             1.3            11.6
Corporate and Other Segment                               (11.4)           (12.5)          (10.5)          (13.4)          (12.7)
                                                     --------------  --------------  --------------  --------------  --------------
Total Segment Income (Loss), before income taxes           24.7             15.4            16.5            22.4            24.8
Applicable Income Taxes (Benefit)                           7.5              3.5             4.6             6.1             7.3
                                                     --------------  --------------  --------------  --------------  --------------
TOTAL SEGMENT INCOME (LOSS)                                17.2             11.9            11.9            16.3            17.5
Net Realized Investment Gains (Losses), after
  income taxes                                            (12.4)           (59.2)            2.5            17.3             1.8
Realized gains (losses) - investments pledged as
  collateral consolidated under FIN 46-R                   (1.9)             (.1)            (.8)             .4            (1.0)
Management Restructuring and Early Retirement Costs        (2.5)            (1.8)                           (4.2)           (2.0)
Other income                                                1.3
                                                     --------------  --------------  --------------  --------------  --------------
INCOME (LOSS) FROM CONTINUING OPERATIONS                    1.7            (49.2)           13.6            29.8            16.3
Income (Loss) from Discontinued Operations                  (.4)             (.4)            (.4)            (.9)             .3
                                                     --------------  --------------  --------------  --------------  --------------
NET INCOME (LOSS)                                     $     1.3       $    (49.6)     $     13.2      $     28.9      $     16.6
                                                     ==============  ==============  ==============  ==============  ==============

-----------------------------------------------------------------------------------------------------------------------------------

EARNINGS PER SHARE
Basic
Weighted-Average Shares Outstanding (1)                    94.0             94.2            94.3            94.4            94.5
                                                     --------------  --------------  --------------  --------------  --------------
Total Segment Income (Loss) Per Share                 $    0.18       $     0.13      $     0.13      $     0.17      $     0.19
Net Income (Loss) Per Share                           $    0.01       $    (0.53)     $     0.14      $     0.31      $     0.18

Diluted
Weighted-Average Shares Outstanding (1)                    95.0             94.2            98.3            99.8           102.0
                                                     --------------  --------------  --------------  --------------  --------------
Total Segment Income (Loss) Per Share                 $    0.18       $     0.13      $     0.12      $     0.16      $     0.17
Net Income (Loss) Per Share                           $    0.01       $    (0.53)     $     0.13      $     0.29      $     0.16
                                                                                                                     ==============

(1) Weighted-average shares outstanding through 2001 are pro forma due to Initial Public Offering (IPO) in 2001.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
First Quarter 2004 (unaudited)
($ in millions)

SEGMENT INCOME                                             YTD March                                December 31,
                                                   -------------------------   ----------------------------------------------------
                                                       2004          2003         2003          2002          2001         2000
                                                   -----------   -----------   -----------   -----------   ----------   -----------
Variable Universal Life                            $      8.2    $     6.3      $   35.0     $    35.9     $   30.2     $   20.1
Universal Life (1)                                        1.9          4.7          21.7          26.3         17.4         18.2
Term Life                                                  .3           .4           3.8           4.7          1.3         (1.0)
Other Life and Annuity (2)                                3.7          3.1           6.9            .8          1.7          4.6
                                                   -----------   -----------   -----------   -----------   ----------   -----------
Total, Non-participating Life                            14.1         14.5          67.4          67.7         50.6         41.9
Participating Life                                        8.9          8.8          36.1          33.3         21.4        (22.3)
                                                   -----------   -----------   -----------   -----------   ----------   -----------
Total, Life Insurance                                    23.0         23.3         103.5         101.0         72.0         19.6
Annuities                                                 2.8         (5.3)         (4.1)        (20.7)        10.9          4.2
                                                   -----------   -----------   -----------   -----------   ----------   -----------
Segment  Income, before income taxes                     25.8         18.0          99.4          80.3         82.9         23.8
Allocated Income Taxes (3)                                7.2          4.0          31.1          28.0         28.8          9.4
                                                   -----------   -----------   -----------   -----------   ----------   -----------
Segment Income                                     $     18.6    $    14.0      $   68.3     $    52.3     $   54.1     $   14.4
                                                   ===========   ===========   ===========   ===========   ==========   ===========

(1) Universal Life includes interest sensitive whole life contracts.
(2) Other Life and Annuity includes WS Griffith.
(3) Tax benefits related to tax advantaged investments have been allocated to the Life and Annuity Segment beginning in the quarter ended March 2003.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
First Quarter 2004 (unaudited)
($ in millions)

SEGMENT INCOME                                                                    2003
                                                     -------------------------------------------------------------        2004
Quarters ended                                            March           June          September       December          March
                                                     --------------  --------------  --------------  --------------  --------------
Variable Universal Life                               $        6.3    $        9.3    $       10.5    $        9.0    $        8.2
Universal Life (1)                                             4.7             5.6             5.5             5.9             1.9
Term Life                                                       .4             (.8)             .9             3.3              .3
Other Life and Annuity (2)                                     3.1             1.2              .8             1.8             3.7
                                                     --------------  --------------  --------------  --------------  --------------
Total, Non-participating Life                                 14.5            15.3            17.7            20.0            14.1
Participating Life                                             8.8            13.9             7.0             6.4             8.9
                                                     --------------  --------------  --------------  --------------  --------------
Total, Life Insurance                                         23.3            29.2            24.7            26.4            23.0
Annuities                                                     (5.3)           (1.4)             .3             2.2             2.8
                                                     --------------  --------------  --------------  --------------  --------------
Segment Income (Loss), before income taxes                    18.0            27.8            25.0            28.6            25.8
Applicable Income Taxes (3)                                    4.0             8.4            10.7             8.0             7.2
                                                     --------------  --------------  --------------  --------------  --------------
Segment Income (Loss)                                 $       14.0    $       19.4    $       14.3    $       20.6    $       18.6
                                                     ==============  ==============  ==============  ==============  ==============


(1) Universal Life includes interest sensitive whole life contracts.
(2) Other Life and Annuity includes WS Griffith.
(3) Tax benefits related to tax advantaged investments have been allocated to the Life and Annuity Segment beginning in the quarter ended March 2003.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
First Quarter 2004 (unaudited)
($ in millions)

                                                           YTD March                                 December 31,
                                                  --------------------------  ------------------------------------------------------
                                                      2004          2003          2003          2002          2001         2000
                                                  ------------  ------------  ------------  ------------  -----------  -------------
PRE-TAX INCOME
Fees                                               $      8.0    $      7.6    $     30.1    $     31.4    $     29.5    $     24.9
Cost of Insurance (COI)                                  18.3          17.9          72.1          66.4          60.0          46.2
Interest Earned                                           1.2           1.6           5.6           7.0           4.5           5.7
Surrender Charges                                         1.7           1.2           6.9           4.4           3.3           3.5
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Total Revenues                                           29.2          28.3         114.7         109.2          97.3          80.3
                                                  ------------  ------------  ------------  ------------  ------------  ------------

Net Death and Disability Benefits                         8.3           5.0          23.3          22.9          15.3          15.5
Incurred Expenses                                        11.7          16.1          52.8          45.9          48.2          41.6
Interest Credited                                         1.0            .9           3.6           3.7           3.6           3.1
Minority Interest                                                                                    .8
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Total Expenses                                           21.0          22.0          79.7          73.3          67.1          60.2
                                                  ------------  ------------  ------------  ------------  ------------  ------------

Pre-tax  Income                                           8.2           6.3          35.0          35.9          30.2          20.1
                                                  ============  ============  ============  ============  ============  ============

------------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions and Concessions                               4.0           5.2          21.4          36.6          29.5          34.2
Controllable Expenses and Other                           9.2          11.4          44.6          60.8          60.1          57.3
                                                  ------------  ------------  -------------  ------------  ------------ ------------
Total Current Expenses                                   13.2          16.6          66.0          97.4          89.6          91.5
Acquisition Costs Deferred                               (6.6)         (8.0)        (33.9)        (68.1)        (65.4)        (56.9)
Acquisition Costs Amortized                               5.1           7.5          20.8          16.6          24.0           7.0
                                                  ------------  ------------  ------------  ------------  ------------  ------------

Incurred Expenses                                        11.7          16.1          52.8          45.9          48.2          41.6
                                                  ============  ============  ============  ============  ============  ============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                                                 67.0          71.8         353.4         465.7         336.1         258.1
Surrenders                                              (15.6)        (13.7)        (69.4)        (37.6)        (31.2)        (34.0)
Deaths                                                    (.4)          (.2)         (1.4)         (1.8)         (1.7)         (1.4)
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Net Sales                                                51.0          57.9         282.6         426.3         303.2         222.7
Performance                                              56.3          (8.5)        252.1        (149.8)       (194.0)       (128.1)
Fees                                                     (8.4)         (8.4)        (36.4)        (35.8)        (34.5)        (33.0)
Cost of Insurance                                       (17.7)        (17.9)        (69.8)        (66.4)        (60.0)        (46.2)
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Acquisitions
Change in Funds Under Management                         81.2          23.1         428.5         174.3          14.7          15.4
Beginning Balance                                     1,699.1       1,270.3       1,270.3       1,096.0       1,081.3       1,065.9
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Ending Balance                                        1,780.3       1,293.4       1,698.8       1,270.3       1,096.0       1,081.3
                                                  ============  ============  ============  ============  ============  ============

LIFE INSURANCE IN FORCE                            $ 24,388.2    $ 23,744.4    $ 24,603.0    $ 23,788.2    $ 20,436.1    $ 17,743.3
                                                  ============  ============  ============  ============  ============  ============

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
First Quarter 2004 (unaudited)
($ in millions)

Quarters ended                                                                    2003
                                                     --------------------------------------------------------------      2004
                                                         March            June         September        December         March
                                                     --------------  --------------  --------------  --------------  -------------

PRE-TAX INCOME
Fees                                                  $        7.6    $        7.5    $        8.1    $        7.0    $       8.0
Cost of Insurance (COI)                                       17.9            18.1            17.6            18.5           18.3
Interest Earned                                                1.6             1.5             1.3             1.2            1.2
Surrender Charges                                              1.2             1.6             1.8             2.3            1.7
                                                     --------------  --------------  --------------  --------------  -------------
Total Revenues                                                28.3            28.7            28.7            29.0           29.2
                                                     --------------  --------------  --------------  --------------  -------------

Net Death and Disability Benefits                              5.0             6.0             5.0             7.3            8.3
Incurred Expenses                                             16.1            12.5            12.3            11.9           11.7
Interest Credited                                               .9             1.0             1.0              .8            1.0
Total Expenses                                                22.0            19.5            18.3            20.0           21.0
                                                     --------------  --------------  --------------  --------------  -------------

Pre-tax  Income                                                6.3             9.3            10.5             9.0            8.2
                                                     ==============  ==============  ==============  ==============  =============

                                                     -----------------------------------------------------------------------------

INCURRED EXPENSES
Commissions and Concessions                                    5.2             4.6             4.9             6.7            4.0
Controllable Expenses and Other                               11.4            12.3             9.1            11.8            9.2
                                                     --------------  --------------  --------------  --------------  -------------
Total Current Expenses                                        16.6            16.9            14.0            18.5           13.2
Acquisition Costs Deferred                                    (8.0)           (8.7)           (7.0)          (10.2)          (6.6)
Acquisition Costs Amortized                                    7.5             4.3             5.3             3.7            5.1
                                                     --------------  --------------  --------------  --------------  -------------

Incurred Expenses                                             16.1            12.5            12.3            12.0           11.7
                                                     ==============  ==============  ==============  ==============  =============

                                                     -----------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                                                      71.8            62.0           137.4            82.2           67.0
Surrenders                                                   (13.7)          (11.5)          (25.4)          (18.8)         (15.6)
Deaths                                                         (.2)            (.1)            (.5)            (.6)           (.4)
                                                     --------------  --------------  --------------  --------------  -------------
Net Sales                                                     57.9            50.4           111.5            62.8           51.0
Performance                                                   (8.5)          110.4            52.0            98.2           56.3
Fees                                                          (8.4)           (7.9)          (10.0)          (10.1)          (8.4)
Cost of Insurance                                            (17.9)          (16.8)          (17.2)          (17.9)         (17.7)
                                                     --------------  --------------  --------------  --------------  -------------
Change in Funds Under Management                              23.1           136.1           136.3           133.0           81.2
Beginning Balance                                          1,270.3         1,293.5         1,429.6         1,565.9        1,699.1
                                                     --------------  --------------  --------------  --------------  -------------

Ending Balance                                             1,293.4         1,429.6         1,565.9         1,698.9        1,780.3
                                                     ==============  ==============  ==============  ==============  =============

LIFE INSURANCE IN FORCE                               $   23,744.4    $   24,096.1    $   24,366.4    $   24,603.0    $  24,388.2
                                                     ==============  ==============  ==============  ==============  =============

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
First Quarter 2004 (unaudited)
($ in millions)

                                                            YTD March                                December 31,
                                                  --------------------------- ------------------------------------------------------
                                                       2004          2003         2003          2002          2001          2000
                                                  ------------- ------------- ------------- ------------- ------------ -------------
PRE-TAX INCOME
Fees                                               $       4.5   $       4.0   $      17.3   $      11.9   $      8.6   $       8.4
Cost of Insurance                                         21.6          18.8          78.9          71.6         66.2          64.8
Interest Earned                                           24.0          24.7          98.3         108.4        111.9         108.7
Surrender Charges                                           .7            .7           2.5           3.9          4.0           5.5
                                                  ------------- ------------- ------------- ------------- ------------ -------------
Total Revenues                                            50.8          48.2         196.9         195.8        190.7         187.4
                                                  ------------- ------------- ------------- ------------- ------------ -------------

Net Death Benefits and Supplemental Benefits              19.3          12.3          51.2          39.5         48.3          45.4
Incurred Expenses                                         10.4          11.0          46.0          44.3         34.6          32.5
Interest Credited                                         19.2          20.2          78.0          85.7         90.4          91.3
                                                  ------------- ------------- ------------- ------------- ------------ -------------
Total Expenses                                            48.9          43.5         175.2         169.5        173.3         169.2
                                                  ------------- ------------- ------------- ------------- ------------ -------------

Pre-tax Income                                             1.9           4.7          21.7          26.3         17.4          18.2
                                                  ============= ============= ============= ============= ============ =============

------------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES

Commissions                                                6.9           6.2          28.2          15.2          9.8           5.8
Controllable Expenses                                     17.1          16.0          75.0          52.6         32.1          23.7
                                                  ------------- ------------- ------------- ------------- ------------ -------------
Total Current Expenses                                    24.0          22.2         103.2          67.8         41.9          29.5
Acquisition Cost Deferred                                (17.7)        (15.3)        (74.9)        (40.2)       (20.0)         (8.7)
Acquisition Cost Amortized                                 4.1           4.1          17.7          16.7         12.7          11.7
                                                  ------------- ------------- ------------- ------------- ------------ -------------

Incurred Expenses                                         10.4          11.0          46.0          44.3         34.6          32.5
                                                  ============= ============= ============= ============= ============ =============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT

Deposits                                                  54.7          45.6         217.8         149.3        104.6          90.9
Surrenders                                               (31.9)        (30.9)       (118.6)       (107.4)       (99.0)       (108.2)
Deaths                                                    (3.3)         (5.9)        (19.4)        (25.0)       (18.5)        (20.9)
                                                  ------------- ------------- ------------- ------------- ------------ -------------
Net Sales                                                 19.5           8.8          79.8          16.9        (12.9)        (38.2)
Interest Credited                                         19.1          20.2          78.0          85.8         90.4          91.3
Fees                                                      (5.4)         (5.5)        (24.9)        (16.7)       (10.5)         (6.2)
Cost of Insurance                                        (21.6)        (18.8)        (78.9)        (71.6)       (66.2)        (64.8)
                                                  ------------- ------------- ------------- ------------- ------------ -------------
Change in Funds Under Management                          11.6           4.7          54.0          14.4           .8         (17.9)
Beginning Balance                                      1,564.0       1,510.0       1,510.0       1,495.6      1,494.8       1,512.7
                                                  ------------- ------------- ------------- ------------- ------------ -------------
Ending Fund Balance                                    1,575.6       1,514.7       1,564.0       1,510.0      1,495.6       1,494.8
                                                  ============= ============= ============= ============= ============ =============

LIFE INSURANCE IN FORCE                            $  13,195.6   $  10,914.9   $  12,830.3   $  10,476.7   $  9,465.6   $   9,644.2
                                                  ============= ============= ============= ============= ============ =============

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
First Quarter 2004 (unaudited)
($ in millions)

PRE-TAX INCOME                                                                    2003
                                                     --------------------------------------------------------------      2004
Quarter ended                                            March            June         September        December         March
                                                     --------------  --------------  --------------  --------------  -------------

Fees                                                  $        4.0    $        2.9    $        4.6    $        5.8    $       4.5
Cost of Insurance                                             18.8            19.3            19.7            21.0           21.6
Interest Earned                                               24.7            24.6            24.5            24.4           24.0
Surrender Charges                                               .7              .6              .6              .6             .7
                                                     --------------  --------------  --------------  --------------  -------------
Total Revenues                                                48.2            47.4            49.4            51.8           50.8
                                                     --------------  --------------  --------------  --------------  -------------

Net Death Benefits and Supplemental Benefits                  12.3             9.2            14.0            15.7           19.3
Incurred Expenses                                             11.0            12.3            11.6            11.1           10.4
Interest Credited                                             20.2            20.3            18.4            19.1           19.2
                                                     --------------  --------------  --------------  --------------  -------------
Total Expenses                                                43.5            41.8            43.9            45.9           48.9
                                                     --------------  --------------  --------------  --------------  -------------

Pre-tax Income                                                 4.7             5.6             5.5             5.9            1.9
                                                     ==============  ==============  ==============  ==============  =============

                                                     -----------------------------------------------------------------------------

INCURRED EXPENSES

Commissions                                                    6.2             4.3             6.9            10.8            6.9
Controllable Expenses                                         16.0            18.6            17.9            22.5           17.1
                                                     --------------  --------------  --------------  --------------  -------------
Total Current Expenses                                        22.2            22.8            24.8            33.4           24.0
Acquisition Cost Deferred                                    (15.3)          (15.0)          (18.2)          (26.4)         (17.7)
Acquisition Cost Amortized                                     4.1             4.5             5.0             4.1            4.1
                                                     --------------  --------------  --------------  --------------  -------------

Incurred Expenses                                             11.0            12.3            11.6            11.1           10.4
                                                     ==============  ==============  ==============  ==============  =============

                                                     -----------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT

Deposits                                                      45.6            41.2            56.3            74.7           54.7
Surrenders                                                   (30.9)          (27.3)          (27.6)          (32.8)         (31.9)
Deaths                                                        (5.9)           (3.1)           (5.6)           (4.8)          (3.3)
                                                     --------------  --------------  --------------  --------------  -------------
Net Sales                                                      8.8            10.8            23.1            37.1           19.5
Interest Credited                                             20.2            20.3            18.4            19.1           19.1
Fees                                                          (5.5)           (4.2)           (6.1)           (9.1)          (5.4)
Cost of Insurance                                            (18.8)          (19.3)          (19.8)          (21.0)         (21.6)
                                                     --------------  --------------  --------------  --------------  -------------
Change in Funds Under Management                               4.7             7.6            15.6            26.1           11.6
Beginning Balance                                          1,510.0         1,514.7         1,522.3         1,537.9        1,564.0
                                                     --------------  --------------  --------------  --------------  -------------
Ending Fund Balance                                        1,514.7         1,522.3         1,537.9         1,564.0        1,575.6
                                                     ==============  ==============  ==============  ==============  =============

LIFE INSURANCE IN FORCE                               $   10,914.9    $   11,270.5    $   11,763.7    $   12,830.3    $  13,195.6
                                                     ==============  ==============  ==============  ==============  =============

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
First Quarter 2004 (unaudited)
($ in millions)

LIFE INSURANCE SALES                                        YTD March                                December 31,
                                                  --------------------------- ------------------------------------------------------
                                                      2004          2003          2003          2002          2001          2000
                                                  ------------- ------------- ------------- ------------- ------------- ------------
WHOLESALER CHANNEL
Variable Universal Life                            $       4.5    $      6.3   $      30.1    $     62.5   $     53.8    $     61.1
Universal Life/Interest Sensitive                         13.1          11.9          67.5          36.9         14.5           8.0
Term Life                                                  3.9           4.5          19.2          15.1         11.4          14.6
Participating Whole Life                                                  .6            .6           4.8          9.7          22.6
                                                  ------------- ------------- ------------- ------------- ------------ -------------
Life Insurance Annualized Premium (1)                     21.5          23.3         117.4         119.3         89.4         106.3
                                                  ============= ============= ============= ============= ============ =============

Variable Universal Life                                    2.5           4.1          20.1          25.1         49.7          46.2
Universal Life/Interest Sensitive                         11.1           7.2          61.6          29.9         14.5           1.8
Participating Whole Life                                                                              .8          2.4           5.4
                                                  ------------- ------------- ------------- ------------- ------------ -------------
Life Insurance Single Premium                             13.6          11.3          81.7          55.8         66.6          53.4
                                                  ============= ============= ============= ============= ============ =============

Variable Universal Life                                    7.0          10.4          50.1          87.6        103.5         107.3
Universal Life/Interest Sensitive                         24.2          19.1         129.2          66.8         29.0           9.8
Term Life                                                  3.9           4.5          19.2          15.1         11.4          14.6
Participating Whole Life                                                  .6            .6           5.6         12.1          28.0
                                                  ------------- ------------- ------------- ------------- ------------ -------------
Total Wholesaler Life Insurance Premium                   35.1          34.6         199.2         175.1        156.0         159.7
                                                  ============= ============= ============= ============= ============ =============

PRIVATE PLACEMENT LIFE AND ANNUITY DEPOSITS
Variable Universal Life (annualized and single)           17.4          19.7         149.5         222.5         83.7          34.9
Annuity                                                   28.8          24.5         394.9         142.6        164.0         109.6
                                                  ------------- ------------- ------------- ------------- ------------ -------------
Total Private Placement Life and Annuity Deposits         46.2          44.2         544.4         365.1        247.7         144.5
                                                  ============= ============= ============= ============= ============ =============

PRIVATE PLACEMENT FUNDS UNDER MANAGEMENT           $   1,642.8   $     946.0   $   1,535.5   $     864.7   $    494.1   $     290.0
                                                  ============= ============= ============= ============= ============ =============


(1) Annualized Premium represents first year premiums on an annual basis. Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
First Quarter 2004 (unaudited)
($ in millions)

LIFE INSURANCE SALES

Quarters ended                                                                    2003
                                                     --------------------------------------------------------------      2004
                                                         March            June         September        December         March
                                                     --------------  --------------  --------------  --------------  -------------
WHOLESALER CHANNEL
Variable Universal Life                               $        6.3    $        7.0    $        5.7    $       11.1    $       4.5
Universal Life/Interest Sensitive                             11.9            10.8            14.1            30.7           13.1
Term Life                                                      4.5             4.8             4.8             5.2            3.9
Participating Whole Life                                        .6
                                                     --------------  --------------  --------------  --------------  -------------
Life Insurance Annualized Premium (1)                         23.3            22.6            24.6            47.0           21.5
                                                     ==============  ==============  ==============  ==============  =============

Variable Universal Life                                        4.1             7.1             3.2             5.6            2.5
Universal Life/Interest Sensitive                              7.2             8.3            20.3            25.8           11.1
                                                     --------------  --------------  --------------  --------------  -------------
Life Insurance Single Premium                                 11.3            15.4            23.5            31.4           13.6
                                                     ==============  ==============  ==============  ==============  =============

Variable Universal Life                                       10.4            14.1             8.9            16.7            7.0
Universal Life/Interest Sensitive                             19.1            19.1            34.4            56.5           24.2
Term Life                                                      4.5             4.8             4.8             5.2            3.9
Participating Whole Life                                        .6
                                                     --------------  --------------  --------------  --------------  -------------
Total Wholesaler Life Insurance Premium               $       34.6    $       38.0    $       48.1    $       78.4    $      35.1
                                                     ==============  ==============  ==============  ==============  =============

PRIVATE PLACEMENT LIFE AND ANNUITY DEPOSITS
Variable Universal Life (annualized and single)               19.7            13.8            90.3            25.7           17.4
Annuity                                                       24.5           119.9           227.8            22.8           28.8
                                                     --------------  --------------  --------------  --------------  -------------
Total Private Placement Life and Annuity Deposits     $       44.2    $      133.7    $      318.1    $       48.5    $      46.2
                                                     ==============  ==============  ==============  ==============  =============

PRIVATE PLACEMENT FUNDS UNDER MANAGEMENT              $      946.0    $    1,091.3    $    1,385.3    $    1,535.5    $   1,642.8
                                                     ==============  ==============  ==============  ==============  =============

      (1) Annualized Premium represents first year premiums on an annual basis. Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
ANNUITIES
First Quarter 2004 (unaudited)
($ in millions)

                                                            YTD March                                December 31,
                                                  --------------------------- ------------------------------------------------------
                                                      2004          2003          2003          2002         2001          2000
                                                  ------------- ------------- ------------- ------------- ------------ -------------
PRE-TAX INCOME
Fees                                               $      15.5   $      12.8   $      56.9   $      57.1   $     64.6   $      78.2
Interest Earned                                           35.4          34.1         139.4          98.3         40.3          16.3
Surrender Charges                                          1.1           1.5           7.4           6.6          3.9           5.1
                                                  ------------- ------------- ------------- ------------- ------------ -------------
Total Revenues                                            52.0          48.4         203.7         162.0        108.8          99.6
                                                  ------------- ------------- ------------- ------------- ------------ -------------

Policy Benefits and Change in Reserves
Mortality Cost                                              .9           2.8           4.3          10.9          4.3           3.0
Incurred Expenses                                         20.6          19.4          77.3          79.8         54.4          77.3
Interest Credited                                         27.7          31.5         126.2          92.0         39.2          15.1
                                                  ------------- ------------- ------------- ------------- ------------ -------------
Total Expenses                                            49.2          53.7         207.8         182.7         97.9          95.4
                                                  ------------- ------------- ------------- ------------- ------------ -------------

Pre-tax Income (Loss)                                      2.8          (5.3)         (4.1)        (20.7)        10.9           4.2
                                                  ============= ============= ============= ============= ============ =============

------------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions/Concessions                                   12.6          16.7          51.1          81.3         44.0          29.2
Controllable Expenses                                     15.9          18.0          65.3          66.5         75.2          54.1
                                                  ------------- ------------- ------------- ------------- ------------ -------------
Total Current Expenses                                    28.5          34.7         116.4         147.8        119.2          83.2
Acquisition Cost Deferred                                (15.0)        (24.7)        (65.5)       (102.9)       (83.8)        (43.0)
Acquisition Cost Amortized                                 7.1           9.4          26.4          34.9         19.0          37.0
                                                  ------------- ------------- ------------- ------------- ------------ -------------

Incurred Expenses                                  $      20.6   $      19.4   $      77.3   $      79.8   $     54.4   $      77.3
                                                  ============= ============= ============= ============= ============ =============

THE PHOENIX COMPANIES, INC.
ANNUITIES
First Quarter 2004 (unaudited)
($ in millions)

PRE-TAX INCOME

Quarters ended                                                                    2003
                                                     --------------------------------------------------------------      2004
                                                         March            June         September        December         March
                                                     --------------  --------------  --------------  --------------  -------------
Fees                                                  $       12.8    $       13.3    $       15.0    $       15.7    $      15.5
Interest Earned                                               34.1            34.1            35.9            35.4           35.4
Surrender Charges                                              1.5             1.4             1.8             2.6            1.1
                                                     --------------  --------------  --------------  --------------  -------------
Total Revenues                                                48.4            48.8            52.7            53.7           52.0
                                                     --------------  --------------  --------------  --------------  -------------

Policy Benefits and Change in Reserves
Mortality Cost                                                 2.8                             1.8             (.3)            .9
Incurred Expenses                                             19.4            20.0            17.9            19.9           20.6
Interest Credited                                             31.5            30.2            32.7            31.9           27.7
                                                     --------------  --------------  --------------  --------------  -------------
Total Expenses                                                53.7            50.2            52.4            51.5           49.2
                                                     --------------  --------------  --------------  --------------  -------------

Pre-tax Income (Loss)                                         (5.3)           (1.4)             .3             2.2            2.8
                                                     ==============  ==============  ==============  ==============  =============

----------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions/Concessions                                       16.7            11.6            11.5            11.3           12.6
Controllable Expenses                                         18.0            16.3            14.8            16.2           15.9
                                                     --------------  --------------  --------------  --------------  -------------
Total Current Expenses                                        34.7            27.9            26.3            27.5           28.5
Acquisition Cost Deferred                                    (24.7)          (14.0)          (14.7)          (12.2)         (15.0)
Acquisition Cost Amortized                                     9.4             6.1             6.3             4.6            7.1
                                                     --------------  --------------  --------------  --------------  -------------

Incurred Expenses                                     $       19.4    $       20.0    $       17.9    $       19.9    $      20.6
                                                     ==============  ==============  ==============  ==============  =============

THE PHOENIX COMPANIES, INC.
ANNUITIES NET FLOWS AND FUNDS UNDER MANAGEMENT
First Quarter 2004 (unaudited)
($ in millions)

FUNDS UNDER MANAGEMENT                                     YTD March                                 December 31,
                                                  --------------------------- ------------------------------------------------------
                                                       2004         2003          2003          2002          2001         2000
                                                  ------------- ------------- ------------- ------------- ------------ -------------

Annuities
Deposits                                           $     215.0   $     425.7   $   1,428.1   $   2,258.4   $  1,492.9   $     687.0
Surrenders                                              (195.4)       (231.6)       (854.9)       (736.7)      (482.3)       (608.5)
                                                  ------------- ------------- ------------- ------------- ------------ -------------
Net Sales                                                 19.6         194.1         573.2       1,521.7      1,010.6          78.5
Performance and Interest Credited                        211.2          20.2         865.3        (338.0)      (563.1)       (415.2)
Fees                                                     (15.3)        (11.5)        (57.7)        (58.8)       (67.3)        (78.2)
Deaths                                                   (23.2)        (22.6)        (70.4)        (40.6)       (34.3)        (24.9)
Change in Funds Under Management                         192.3         180.2       1,310.4       1,084.3        345.9        (439.8)
Beginning Balance                                      7,143.8       5,833.4       5,833.4       4,749.1      4,403.2       4,843.0
                                                  ------------- ------------- ------------- ------------- ------------ -------------
Ending Balance                                     $   7,336.1   $   6,013.6   $   7,143.8   $   5,833.4   $  4,749.1   $   4,403.2
                                                  ============= ============= ============= ============= ============ =============


VA Funds in Guaranteed Interest Accounts (1)       $   2,000.4   $   2,224.8   $   2,067.4   $   2,159.3   $    955.0   $     333.5
                                                  ============= ============= ============= ============= ============ =============

Fixed Annuities  (1) (2)                           $   1,055.0   $     921.4   $   1,056.9   $     737.2   $    267.3
                                                  ============= ============= ============= ============= ============


(1) Amounts are included in the annuities funds under management table above.
(2) Comparable data was not available for 2000.

THE PHOENIX COMPANIES, INC.
ANNUITIES NET FLOWS AND FUNDS UNDER MANAGEMENT
First Quarter 2004 (unaudited)
($ in millions)

FUNDS UNDER MANAGEMENT                                                            2003
                                                     --------------------------------------------------------------      2004
Quarters ended                                           March            June         September        December         March
                                                     --------------  --------------  --------------  --------------  -------------

Annuities
Deposits                                              $      425.7    $      377.4    $      452.1    $      172.9    $     215.0
Surrenders                                                  (231.6)         (195.1)         (214.6)         (213.6)        (195.4)
                                                     --------------  --------------  --------------  --------------  -------------
Net Sales                                                    194.1           182.3           237.5           (40.7)          19.6
Performance and Interest Credited                             20.2           351.4           140.1           353.6          211.2
Fees                                                         (11.5)          (15.4)          (14.4)          (16.4)         (15.3)
Deaths                                                       (22.6)          (13.0)          (16.7)          (18.1)         (23.2)
                                                     --------------  --------------  --------------  --------------  -------------
Change in Funds Under Management                             180.2           505.3           346.5           278.4          192.3
Beginning Balance                                          5,833.4         6,013.6         6,518.9         6,865.4        7,143.8
                                                     --------------  --------------  --------------  --------------  -------------
Ending Balance                                        $    6,013.6    $    6,518.9    $    6,865.4    $    7,143.8    $   7,336.1
                                                     ==============  ==============  ==============  ==============  =============

VA Funds in Guaranteed Interest Accounts (1)          $    2,224.8    $    2,210.5    $    2,155.5    $    2,067.4    $   2,000.4
                                                     ==============  ==============  ==============  ==============  =============

Fixed Annuities  (1)                                  $      921.4    $    1,002.2    $    1,055.7    $    1,056.9    $   1,055.0
                                                     ==============  ==============  ==============  ==============  =============


(1) Amounts are included in the annuities funds under management table above.

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION

First Quarter 2004 (unaudited)
($ in millions)

                                                              YTD March                           December 31,
                                                    ------------------------- -----------------------------------------------------
                                                        2004         2003         2003         2002         2001         2000
                                                    ------------ ------------ ------------ ------------ ------------ --------------
DEFERRED ACQUISITION COSTS
Variable Universal Life                              $    330.8   $    310.9   $    329.3   $    310.4   $    252.8   $     211.4
Universal Life                                            232.3        172.6        219.2        163.1        134.7         127.4
Variable Annuities                                        296.3        271.2        289.0        264.9        211.4         147.0
Fixed Annuities                                            45.9         35.3         45.2         26.3           .4
Participating                                             550.3        556.4        551.0        554.6        517.4         554.8
Other                                                      30.6         22.6         28.1         21.2         17.5          17.4
Adjustment for Unrealized Gains and Losses               (127.7)       (99.0)       (94.1)      (106.4)       (10.5)        (39.0)
                                                    ------------ ------------ ------------ ------------ ------------ -------------
Total                                                $  1,358.5   $  1,270.0   $  1,367.7   $  1,234.1   $  1,123.7   $   1,019.0
                                                    ============ ============ ============ ============ ============ =============

------------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED MINIMUM
  DEATH BENEFITS (1)
Death Benefit in Excess of Fund Value                $    564.4   $  1,188.4   $    616.9   $  1,148.4
Death Benefit in Excess of Fund Value,
  Net of Reinsurance                                      166.4        242.3        183.0        234.9
Statutory Reserve, Net of Reinsurance                      16.5         16.1         17.3         15.8
GAAP Reserve, Net of Reinsurance                            6.9          9.2          7.8          8.7
                                                    ============

(1) Comparable data was not available for 2000 and 2001.

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
First Quarter 2004 (unaudited)
($ in millions)

                                                                                  2003
                                                     --------------------------------------------------------------      2004
Quarters ended                                           March            June         September        December         March
                                                     --------------  --------------  --------------  --------------  -------------
DEFERRED ACQUISITION COSTS
Variable Universal Life                               $      310.9    $      315.4    $      323.5    $      329.3    $     330.8
Universal Life                                               172.6           183.4           196.7           219.2          232.3
Variable Annuities                                           271.2           277.5           288.9           289.0          296.3
Fixed Annuities                                               35.3            36.8            37.2            45.2           45.9
Participating                                                556.4           549.9           551.2           551.0          550.3
Other                                                         22.6            24.4            26.4            28.1           30.6
Adjustment for Unrealized Investment
  Gains and Losses                                           (99.0)         (139.4)          (88.2)          (94.1)        (127.7)
                                                     --------------  --------------  --------------  --------------  -------------
Total                                                 $    1,270.0    $    1,248.0    $    1,335.7    $    1,367.7    $   1,358.5
                                                     ==============  ==============  ==============  ==============  =============

----------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED MINIMUM
  DEATH BENEFITS
Death Benefit in Excess of Fund Value                 $    1,188.4    $      898.6    $      797.0    $      616.9    $     564.4
Death Benefit in Excess of Fund Value,
  Net of Reinsurance                                         242.3           178.7           161.1           183.0          166.4
Statutory Reserve, Net of Reinsurance                         16.1            12.9            19.2            17.3           16.5
GAAP Reserve, Net of Reinsurance                               9.2             7.9             8.1             7.8            6.9
                                                     ==============  ==============  ==============  ==============  =============

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
First Quarter 2004 (unaudited)
($ in millions)

SEGMENT INCOME                                               YTD March                            December 31,
                                                    ------------------------- ---------------------------------------------------
                                                        2004         2003         2003         2002         2001         2000
                                                    ------------ ------------ ------------ ------------ ------------ ------------
Investment Management Fees                           $     57.3   $     46.6   $    205.5   $    219.2   $    211.9   $    270.5
Mutual Funds - Ancillary Fees *                             9.7          8.2         35.5         38.7         47.1         64.3
Other Revenue                                               2.8          1.6          9.3         10.2         12.9          8.8
                                                    ------------ ------------ ------------ ------------ ------------ ------------
Total Revenues                                             69.8         56.4        250.3        268.1        271.9        343.6
                                                    ------------ ------------ ------------ ------------ ------------ ------------

Employment Expenses                                        34.8         29.3        129.6        134.9        123.3        129.4
Other Operating Expenses *                                 23.3         22.6         86.7         93.4        103.0        108.2
Amortization of Intangibles                                 8.3          8.4         33.2         32.5         49.0         31.8
Intangible Asset Impairments                                                                      66.3
                                                    ------------ ------------ ------------ ------------ ------------ ------------
Total Operating Expenses                                   66.4         60.3        249.5        327.1        275.3        269.4
                                                    ------------ ------------ ------------ ------------ ------------ ------------

Management Income (Loss)                                    3.4         (3.9)          .8        (59.0)        (3.4)        74.2
Other Income (Expense) - Net                                 .4           .9          2.5          1.0          1.6          3.7
Minority Interest                                          (3.7)        (2.8)       (12.0)       (11.9)        (6.9)       (16.5)
                                                    ------------ ------------ ------------ ------------ ------------ ------------
Segment Income, before income taxes                          .1         (5.8)        (8.7)       (69.9)        (8.7)        61.4
Applicable Income taxes (Benefit)                            .4         (2.1)        (3.3)        (6.0)         2.6         32.0
                                                    ------------ ------------ ------------ ------------ ------------ ------------
Segment Income (Loss)                                $      (.3)  $     (3.7)  $     (5.4)  $    (63.9)  $    (11.3)  $     29.4
                                                    ============ ============ ============ ============ ============ ============

* Prior to 2004, mutual funds - ancillary fees were presented net of trail commissions. Effective for 2004, trail commissions are presented as other operating expenses. All prior periods have been conformed to the current presentation.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
First Quarter 2004 (unaudited)
($ in millions)

SEGMENT INCOME

SEGMENT INCOME                                                                    2003
                                                     --------------------------------------------------------------      2004
Quarters ended                                           March            June         September        December         March
                                                     --------------  --------------  --------------  --------------  -------------
Investment Management Fees                            $       46.6    $       47.3    $       51.5    $       59.9    $      57.3
Mutual Funds - Ancillary Fees *                                8.2             8.6             9.2             9.5            9.7
Other Revenue                                                  1.6             2.2             2.7             2.8            2.8
                                                     --------------  --------------  --------------  --------------  -------------
Total Revenues                                                56.4            58.1            63.4            72.2           69.8
                                                     --------------  --------------  --------------  --------------  -------------

Employment Expenses                                           29.3            33.2            33.5            33.6           34.8
Other Operating Expenses *                                    22.6            20.9            22.4            20.6           23.3
Amortization of Intangibles                                    8.4             8.2             8.3             8.3            8.3
                                                     --------------  --------------  --------------  --------------  -------------
Total Operating Expenses                                      60.3            62.3            64.2            62.5           66.4
                                                     --------------  --------------  --------------  --------------  -------------

Management Income (Loss)                                      (3.9)           (4.2)            (.8)            9.7            3.4
Other Income (Expense) - Net                                    .9              .4              .6              .6             .4
Minority Interest                                             (2.8)           (1.9)           (2.9)           (4.4)          (3.7)
                                                     --------------  --------------  --------------  --------------  -------------
Segment Income, before income taxes                           (5.8)           (5.7)           (3.1)            5.9             .1
Applicable Income Taxes (Benefit)                             (2.1)           (2.3)           (1.2)            2.3             .4
                                                     --------------  --------------  --------------  --------------  -------------
Segment Income (Loss)                                 $       (3.7)   $       (3.4)   $       (1.9)   $        3.6    $       (.3)
                                                     ==============  ==============  ==============  ==============  =============

* Prior to 2004, mutual funds - ancillary fees were presented net of trail commissions. Effective for 2004, trail commissions are presented as other operating expenses. All prior periods have been conformed to the current presentation.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
First Quarter 2004 (unaudited)
($ in millions)

                                                       YTD March                                  December 31,
                                             ---------------------------   ---------------------------------------------------------
                                                 2004           2003           2003           2002           2001           2000
                                             ------------   ------------   ------------   ------------   ------------   ------------
PRIVATE CLIENT PRODUCTS:
MANAGED ACCOUNTS:
Inflows                                       $    649.8     $    568.7     $  2,268.3     $  4,421.1     $  2,721.8     $  3,869.4
Outflows                                          (927.3)        (688.4)      (2,656.6)      (2,716.4)      (2,546.4)      (1,619.7)
                                             ------------   ------------   ------------   ------------   ------------   ------------
Net Flows                                         (277.5)        (119.7)        (388.3)       1,704.7          175.4        2,249.6
Performance                                        315.9         (895.1)       1,537.5       (3,278.2)      (3,545.8)      (2,858.9)
Other                                                                                         1,330.0                       1,700.0
Acquisitions (Divestitures)                                                                   5,914.3          748.6
                                             ------------   ------------   ------------   ------------   ------------   ------------
Change in Assets Under Management                   38.4       (1,014.8)       1,149.2        5,670.8       (2,621.8)       1,090.7
Beginning Balance                               15,658.4       14,509.2       14,509.2        8,838.4       11,460.2       10,369.5
                                             ------------   ------------   ------------   ------------   ------------   ------------
Ending Balance                                  15,696.8       13,494.4       15,658.4       14,509.2        8,838.4       11,460.2
                                             ------------   ------------   ------------   ------------   ------------   ------------

MUTUAL FUNDS(1):
Inflows                                            611.9          341.3        1,744.8        1,513.1        1,660.1        2,068.6
Outflows                                          (573.1)        (452.5)      (2,039.8)      (2,379.2)      (2,449.9)      (3,079.9)
                                             ------------   ------------   ------------   ------------   ------------   ------------
Net Flows                                           38.8         (111.2)        (295.0)        (866.1)        (789.8)      (1,011.3)
Performance                                        347.9         (219.3)       1,946.3       (2,406.0)      (2,985.3)      (1,629.9)
Other                                              (57.6)         (74.3)        (182.2)        (153.7)        (148.9)        (412.2)
Acquisitions (Divestitures)
                                             ------------   ------------   ------------   ------------   ------------   ------------
Change in Assets Under Management                  329.1         (404.8)       1,469.1       (3,425.8)      (3,924.0)      (3,053.4)
Beginning Balance                               13,735.6       12,266.5       12,266.5       15,692.3       19,616.3       22,669.7
                                             ------------   ------------   ------------   ------------   ------------   ------------
Ending Balance                                  14,064.7       11,861.7       13,735.6       12,266.5       15,692.3       19,616.3
                                             ------------   ------------   ------------   ------------   ------------   ------------

INSTITUTIONAL PRODUCTS(1):
Inflows                                            597.4          793.8        2,974.7        4,312.6        4,989.2        5,572.5
Outflows                                          (798.5)        (640.9)      (3,452.2)      (4,480.0)      (3,766.9)      (7,023.7)
                                             ------------   ------------   ------------   ------------   ------------   ------------
Net Flows                                         (201.1)         152.9         (477.5)        (167.4)       1,222.3       (1,451.2)
Performance                                        235.4         (276.6)       2,304.3       (2,178.9)        (723.4)         631.8
Other                                               (6.3)                        (19.9)      (1,294.6)         272.6       (2,031.9)
Acquisitions (Divestitures)                                                                   1,507.7          105.9       (3,336.0)
                                             ------------   ------------   ------------   ------------   ------------   ------------
Change in Assets Under Management                   28.0         (123.7)       1,806.9       (2,133.2)         877.4       (6,187.3)
Beginning Balance                               16,866.5       15,059.6       15,059.6       17,192.8       16,315.4       22,502.7
                                             ------------   ------------   ------------   ------------   ------------   ------------
Ending Balance                                  16,894.5       14,935.9       16,866.5       15,059.6       17,192.8       16,315.4
                                             ------------   ------------   ------------   ------------   ------------   ------------

TOTAL PRIVATE CLIENT AND INSTITUTIONAL PRODUCTS:
Inflows                                          1,859.1        1,703.8        6,987.8       10,246.8        9,371.1       11,510.4
Outflows                                        (2,298.9)      (1,781.8)      (8,148.6)      (9,575.6)      (8,763.2)     (11,723.3)
                                             ------------   ------------   ------------   ------------   ------------   ------------
Net Flows                                         (439.8)         (78.0)      (1,160.8)         671.2          607.9         (212.9)
Performance                                        899.2       (1,391.0)       5,788.1       (7,863.1)      (7,254.5)      (3,857.0)
Other                                              (63.9)         (74.3)        (202.1)        (118.3)         123.7         (744.1)
Acquisitions (Divestitures)                                                                   7,422.0          854.5       (3,336.0)
                                             ------------   ------------   ------------   ------------   ------------   ------------
Change in Assets Under Management                  395.5       (1,543.3)       4,425.2          111.8       (5,668.4)      (8,150.0)
Beginning Balance                               46,260.5       41,835.3       41,835.3       41,723.5       47,391.9       55,541.9
                                             ------------   ------------   ------------   ------------   ------------   ------------
Ending Balance                                $ 46,656.0     $ 40,292.0     $ 46,260.5     $ 41,835.3     $ 41,723.5     $ 47,391.9
                                             ============   ============   ============   ============   ============   ============


Variable Product Change in Assets Under
  Management included in Mutual Funds above   $     10.8     $   (106.4)    $    200.4     $   (686.5)    $   (734.7)    $   (634.6)
                                             ============   ============   ============   ============   ============   ============

(1) Effective in 2004, closed-end mutual funds have been reclassified from institutional products to mutual funds, and the general account assets of our life companies have been removed. All prior periods have been revised to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
First Quarter 2004 (unaudited)
($ in millions)

                                                                                  2003
                                                     --------------------------------------------------------------      2004
Quarters ended                                           March            June         September        December         March
                                                     --------------  --------------  --------------  --------------  -------------
PRIVATE CLIENT PRODUCTS:
MANAGED ACCOUNTS:
Inflows                                               $      568.7    $      551.3    $      525.8    $      622.5    $     649.8
Outflows                                                    (688.4)         (612.6)         (559.4)          796.2         (927.3)
                                                     --------------  --------------  --------------  --------------  -------------
Net Flows                                                   (119.7)          (61.3)          (33.6)         (173.7)        (277.5)
Performance                                                 (895.1)        1,341.4           239.4           851.8          315.9
                                                     --------------  --------------  --------------  --------------  -------------
Change in Assets Under Management                         (1,014.8)        1,280.1           205.8           678.1           38.4
Beginning Balance                                         14,509.2        13,494.4        14,774.5        14,980.3       15,658.4
                                                     --------------  --------------  --------------  --------------  -------------
Ending Balance                                            13,494.4        14,774.5        14,980.3        15,658.4       15,696.8
                                                     --------------  --------------  --------------  --------------  -------------

MUTUAL FUNDS(1):
Inflows                                                      341.3           431.2           539.7          432.6           611.9
Outflows                                                    (452.5)         (457.3)         (563.7)        (566.4)         (573.1)
                                                     --------------  --------------  --------------  --------------  -------------
Net Flows                                                   (111.2)          (26.1)          (24.0)        (133.8)           38.8
Performance                                                 (219.3)        1,152.5           248.7          764.5           347.9
Other                                                        (74.3)          (67.7)            2.4          (42.6)          (57.6)
                                                     --------------  --------------  --------------  --------------  -------------
Change in Assets Under Management                           (404.8)        1,058.7           227.1           588.1          329.1
Beginning Balance                                         12,266.5        11,861.7        12,920.4        13,147.5       13,735.6
                                                     --------------  --------------  --------------  --------------  -------------
Ending Balance                                            11,861.7        12,920.4        13,147.5        13,735.6       14,064.7
                                                     --------------  --------------  --------------  --------------  -------------

INSTITUTIONAL PRODUCTS(1):
Inflows                                                      793.8           918.2           576.8           685.9          597.4
Outflows                                                    (640.9)       (1,075.1)         (722.2)       (1,014.0)        (798.5)
                                                     --------------  --------------  --------------  --------------  -------------
Net Flows                                                    152.9          (156.9)         (145.4)         (328.1)        (201.1)
Performance                                                 (276.6)        1,274.0           457.0           849.9          235.4
Other                                                                         (1.7)          (15.5)           (2.7)          (6.3)
                                                     --------------  --------------  --------------  --------------  -------------
Change in Assets Under Management                           (123.7)        1,115.4           296.1           519.1           28.0
Beginning Balance                                         15,059.6        14,935.9        16,051.3        16,347.4       16,866.5
                                                     --------------  --------------  --------------  --------------  -------------
Ending Balance                                            14,935.9        16,051.3        16,347.4        16,866.5       16,894.5
                                                     --------------  --------------  --------------  --------------  -------------

TOTAL PRIVATE CLIENT AND INSTITUTIONAL PRODUCTS:
Inflows                                                    1,703.8         1,900.7         1,642.3         1,741.0        1,859.1
Outflows                                                  (1,781.8)       (2,145.0)       (1,845.3)       (2,376.6)      (2,298.9)
                                                     --------------  --------------  --------------  --------------  -------------
Net Flows                                                    (78.0)         (244.3)         (203.0)         (635.6)        (439.8)
Performance                                               (1,391.0)        3,767.9           945.1         2,466.2          899.2
Other                                                        (74.3)          (69.4)          (13.1)          (45.3)         (63.9)
                                                     --------------  --------------  --------------  --------------  -------------
Change in Assets Under Management                         (1,543.3)        3,454.2           729.0         1,785.3          395.5
Beginning Balance                                         41,835.3        40,292.0        43,746.2        44,475.2       46,260.5
                                                     --------------  --------------  --------------  --------------  -------------
Ending Balance                                        $   40,292.0    $   43,746.2    $   44,475.2    $   46,260.5    $  46,656.0
                                                     ==============  ==============  ==============  ==============  =============

Variable Product Change in Assets Under
  Management included in Mutual Funds above           $     (106.4)   $      155.1    $       54.0    $       97.7    $      10.8
                                                     ==============  ==============  =============== ==============  =============

(1) Effective in 2004, closed-end mutual funds have been reclassified from institutional products to mutual funds, and the general account assets of our life companies have been removed. All prior periods have been revised to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT
First Quarter 2004 (unaudited)
($ in millions)

                                                            YTD March                             December 31,
                                                    ------------------------  ---------------------------------------------------
                                                        2004         2003          2003        2002         2001         2000
                                                    ----------   -----------  ------------ ------------ ------------ ------------
SEGMENT INCOME
Operating Loss                                       $    (.7)    $     (.9)   $     (5.8)  $     (7.4)  $     (7.3)  $     (7.8)
Realized Gains (Losses) on Cash and
  Stock Distributions                                    (3.4)         (6.2)          4.9         (4.7)        26.2        222.2
Change in Unrealized Gains on Investments
  Held in Partnerships                                   15.7          31.0          37.1        (47.2)      (178.5)        62.9
                                                    ----------   -----------  ------------ ------------ ------------ ------------
Equity in Partnership Earnings,
  before income taxes                                    11.6          23.9          36.2        (59.3)      (159.6)       277.3
Applicable Income Taxes (Benefit)                         4.1           8.4          12.7        (20.7)       (55.9)        97.1
                                                    ----------   -----------  ------------ ------------ ------------ ------------
Segment Income (Loss)                                $    7.5     $    15.5    $     23.5   $    (38.6)  $   (103.7)  $    180.2
                                                    ==========   ===========  ============ ============ ============ ============

---------------------------------------------------------------------------------------------------------------------------------

VENTURE CAPITAL INVESTMENTS
Contributions (Dollars Invested)                          7.9          11.6          31.0         42.2         47.0         97.0
Equity In Earnings of Partnerships                       11.6          23.9          36.2        (59.3)      (159.6)       277.3
Distributions                                           (13.6)         (3.0)        (32.2)       (41.8)       (63.0)      (245.1)
Sale of Partnership Interests and Transfer
  to Closed Block                                                     (52.2)        (52.2)
Realized Loss on Sale of Partnership
  Interests and Transfer to Closed Block                              (13.8)        (14.3)        (5.0)
                                                    ----------   -----------  ------------ ------------ ------------ ------------
Change in Venture Capital Investments                     5.9         (33.5)        (31.5)       (63.9)      (175.6)       129.2
Beginning Balance                                       196.3         227.8         227.8        291.7        467.3        338.1
                                                    ----------   -----------  ------------ ------------ ------------ ------------
Ending Balance                                       $  202.2     $   194.3    $    196.3   $    227.8   $    291.7   $    467.3
                                                    ==========   ===========  ============ ============ ============ ============

---------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Technology                                               32.6          23.5          36.8         25.0         41.3
Telecom                                                  13.2           7.4          13.3         10.2         19.1
Biotech                                                  16.7           9.8          16.3         11.1         14.1
Healthcare                                                7.7           6.7           8.2          9.2         10.7
Consumer and Business Products and Services              35.2          32.0          29.6         45.9         46.6
Financial Services                                       29.1          29.7          28.5         28.1         30.3
Other                                                    53.3          57.7          44.9         50.6         57.8
                                                    ----------   -----------  ------------ ------------ ------------
Total Private Holdings                                  187.8         166.8         177.6        180.1        219.9
Public Holdings                                          12.6          11.4          11.3         23.0         39.8
Cash and Cash Equivalents                                 1.4           9.2           5.5         21.6         22.5
Other                                                      .4           6.9           1.9          3.1          9.5
                                                    ----------   -----------  ------------ ------------ ------------
Total                                                $  202.2     $   194.3    $    196.3   $    227.8   $    291.7
                                                    ==========   ===========  ============ ============ ============

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT
First Quarter 2004 (unaudited)
($ in millions)

                                                                                  2003                                   2004
                                                     --------------------------------------------------------------
Quarters ended                                           March            June         September        December         March
                                                     --------------  --------------  --------------  --------------  -------------
SEGMENT INCOME
Operating Loss                                        $        (.9)   $       (2.6)   $       (1.8)   $        (.5)   $       (.7)
Realized Gains (Losses) on Cash
  and Stock Distributions                                     (6.2)            1.0             6.2             3.7           (3.4)
Change in Unrealized Gains on
  Investments Held in Partnerships                            31.0             7.4              .7            (1.9)          15.7
                                                     --------------  --------------  --------------  --------------  -------------
Equity in Partnership Earnings,
  before income taxes                                         23.9             5.8             5.1             1.3           11.6
Applicable Income Taxes (Benefit)                              8.4             2.0             1.8              .5            4.1
                                                     --------------  --------------  --------------  --------------  -------------
Segment Income (Loss)                                         15.5             3.8             3.3              .8            7.5
                                                     ==============  ==============  ==============  ==============  =============

----------------------------------------------------------------------------------------------------------------------------------

VENTURE CAPITAL INVESTMENTS
Contributions (Dollars Invested)                              11.6             9.9             6.0             3.5            7.9
Equity In Earnings of Partnerships                            23.9             5.8             5.1             1.3           11.6
Distributions                                                 (3.0)           (5.7)          (12.4)          (11.0)         (13.6)
Sale of Partnership Interests and
  Transfer to Closed Block                                   (52.2)
Realized Loss on Sale of Partnership
  Interests and Transfer to Closed Block                     (13.8)            (.5)
                                                     --------------  --------------  --------------  --------------  -------------
Change in Venture Capital Investments                        (33.5)            9.5            (1.3)           (6.2)           5.9
Beginning Balance                                            227.8           194.3           203.8           202.5          196.3
                                                     --------------  --------------  --------------  --------------  -------------
Ending Balance                                               194.3           203.8           202.5           196.3          202.2
                                                     ==============  ==============  ==============  ==============  =============

----------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Technology                                                    23.5            36.6            37.3            36.8           32.6
Telecom                                                        7.4            12.6            12.2            13.3           13.2
Biotech                                                        9.8            14.9            15.8            16.3           16.7
Healthcare                                                     6.7             8.0             7.8             8.2            7.7
Consumer and Business Products and Services                   32.0            29.6            27.8            29.6           35.2
Financial Services                                            29.7            28.2            29.2            28.5           29.1
Other                                                         57.7            34.3            42.1            44.9           53.3
                                                     --------------  --------------  --------------  --------------  -------------
Total Private Holdings                                       166.8           164.2           172.2           177.6          187.8
Public Holdings                                               11.4            15.6            18.1            11.3           12.6
Cash and Cash Equivalents                                      9.2             9.2            10.8             5.5            1.4
Other                                                          6.9            14.8             1.4             1.9             .4
                                                     --------------  --------------  --------------  --------------  -------------
Total                                                 $      194.3    $      203.8    $      202.5    $      196.3    $     202.2
                                                     ==============  ==============  ==============  ==============  =============

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
First Quarter 2004 (unaudited)
($ in millions)

SEGMENT INCOME                                              YTD March                               December 31,
                                                    ------------------------- ----------------------------------------------------
                                                        2004         2003         2003         2002         2001          2000
                                                    ------------ ------------ ------------ ------------ ------------ -------------
Corporate Investment Income                          $       .9   $       .5   $      4.3   $      1.5   $      7.2   $      36.7
Investment Income from Investments
  Pledged as Collateral                                    10.1         14.1         52.2         31.0         42.8
Interest Expense on Indebtedness                           (9.8)        (9.8)       (39.6)       (31.4)       (27.3)        (32.7)
Interest Expense on Non-recourse
  Collateralized Obligations                               (8.9)       (13.3)       (48.9)       (30.5)       (42.3)
Corporate Expenses                                         (3.9)          .1        (11.0)       (10.4)       (19.9)        (53.5)
International                                                .1         (1.3)        (1.4)         4.2          7.7          12.1
Administrative expenses on
  Collateralized Obligations                               (1.2)         (.8)        (3.3)         (.5)         (.5)
Other                                                                    (.9)         (.1)        (3.9)        (2.4)        (23.4)
                                                    ------------ ------------ ------------ ------------ ------------ -------------
Segment Loss, before income taxes                         (12.7)       (11.4)       (47.8)       (40.0)       (34.7)        (60.8)
Applicable Income Tax Benefit                              (4.4)        (3.2)       (18.8)       (29.8)       (20.9)        (37.2)
                                                    ------------ ------------ ------------ ------------ ------------ -------------
Segment Loss                                         $     (8.3)  $     (8.2)  $    (29.0)  $    (10.2)  $    (13.8)  $     (23.6)
                                                    ============ ============ ============ ============ ============ =============


THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
First Quarter 2004 (unaudited)
($ in millions)

SEGMENT INCOME                                                                    2003
                                                    ---------------------------------------------------------------      2004
Quarters ended                                           March            June         September        December         March
                                                    ---------------  --------------  --------------  --------------  --------------
Corporate Investment Income (Loss)                   $          .5    $         .9    $        1.5    $        1.4    $         .9
Investment Income from Investments
  Pledged as Collateral                                       14.1            13.5            12.7            11.9            10.1
Interest Expense on Indebtedness                              (9.8)           (9.9)           (9.8)          (10.1)           (9.8)
Interest Expense on Non-recourse
  Collateralized Obligations                                 (13.3)          (12.6)          (11.9)          (11.1)           (8.9)
Corporate Expenses                                              .1            (3.1)           (4.8)           (3.3)           (3.9)
International                                                 (1.3)                            1.0            (1.1)             .1
Administrative expenses on
  Collateralized Obligations                                   (.8)            (.9)            (.8)            (.8)           (1.2)
Other                                                          (.9)            (.5)            1.6             (.3)
                                                    ---------------  --------------  --------------  --------------  --------------
Segment Income, before income taxes                          (11.4)          (12.5)          (10.5)          (13.4)          (12.7)
Applicable Income Tax Benefit                                 (3.2)           (4.6)           (6.7)           (4.7)           (4.4)
                                                    ---------------  --------------  --------------  --------------  --------------
Segment Loss                                         $        (8.2)   $       (7.9)   $       (3.8)   $       (8.7)   $       (8.3)
                                                    ===============  ==============  ==============  ==============  ==============

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)
First Quarter 2004 (unaudited)
($ in millions)

                                                               YTD March                           December 31,
                                                     ------------------------- ----------------------------------------------------
                                                          2004        2003          2003         2002         2001         2000
                                                     ------------ ------------ ------------ ------------ ------------  ------------
REVENUES
Premiums                                               $   232.7    $   246.1   $   1,042.2  $   1,082.0  $   1,112.7  $   1,147.4
Insurance and Investment Product Fees                      160.4        136.1         565.3        560.5        543.2        624.5
Net Investment Income                                      278.2        291.1       1,107.4        947.7        892.8      1,141.0
Net Realized Investment Gains (Losses)                       2.5        (14.1)       (100.5)      (133.9)       (84.9)        89.2
                                                     ------------ ------------ ------------- ------------ ------------ ------------
Total Revenues                                             673.8        659.2       2,614.4      2,456.3      2,463.8      3,002.1
                                                     ------------ ------------ ------------- ------------ ------------ ------------

BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy Liabilities         345.6        350.8       1,454.0      1,436.1      1,406.7      1,409.8
Policyholder Dividends                                     105.9        116.5         418.8        401.8        400.1        378.0
Policy Acquisition Cost Amortization                        22.6         28.0          94.1         59.2        133.0        356.0
Intangible Asset Impairments                                                                        66.3
Intangible Asset Amortization                                8.3          8.4          33.2         32.5         49.4         36.9
Interest Expense on Indebtedness                             9.8          9.8          39.6         31.4         27.3         32.7
Interest Expense on Non-recourse Collateralized
  Obligations                                                8.9         13.3          48.9         30.5         42.3
Demutualization Expenses                                                                                         25.9         21.8
Other Operating Expenses                                   145.4        130.3         536.0        583.0        624.4        594.4
                                                     ------------ ------------ -------------  ----------- ------------ ------------
Total Expenses                                             646.5        657.1       2,624.6      2,640.8      2,709.1      2,829.6
                                                     ------------ ------------ -------------  ----------- ------------ ------------
Income (Loss) from Continuing Operations
  Before Income Taxes and Minority Interest                 27.3          2.1         (10.2)      (184.5)      (245.3)       172.5
Applicable Income Taxes (Benefit)                            7.3         (2.4)        (18.5)       (56.2)      (105.2)        62.4
                                                     ------------ ------------ -------------  ----------- ------------ ------------
Income (Loss) from Continuing Operations before
  Minority Interest                                         20.0          4.5           8.3       (128.3)      (140.1)       110.1
Minority Interest in Net Income of Subsidiaries             (3.7)        (2.8)        (12.4)       (12.4)        (7.2)       (14.1)
                                                     ------------ ------------ -------------  ----------- ------------ ------------

Income (Loss) from Continuing Operations                    16.3          1.7          (4.1)      (140.7)      (147.3)        96.0
Discontinued Operations
        Income (Loss) from Discontinued Operations            .3          (.4)         (2.1)        (1.3)        (2.5)         8.2
        Loss on Disposal                                                                                                     (20.9)
                                                     ------------ ------------ ------------- ------------ ------------ ------------

Income (Loss) Before Cumulative Effect of
  Accounting Changes                                        16.6          1.3          (6.2)      (142.0)      (149.8)        83.3

Cumulative Effect of Accounting Changes:
        Goodwill and Other Intangible Assets                                                      (130.3)
        Venture Capital Partnerships                                                                            (48.8)
        Securitized Financial Instruments                                                                       (20.5)
        Derivative Financial Instruments                                                                          3.9
                                                     ------------ ------------ ------------- ------------ ------------ ------------
Net Income (Loss)                                       $   16.6      $   1.3        $ (6.2)    $ (272.3)    $ (215.2)    $   83.3
                                                     ============ ============ ============= ============ ============ ============

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)
First Quarter 2004 (unaudited)
($ in millions)

                                                                              2003
                                             ------------------------------------------------------------------       2004
Quarters ended                                    March              June          September        December          March
                                             --------------    -------------   ---------------  ----------------  -------------
REVENUES
Premiums                                         $   246.1        $   248.5         $   286.9         $   260.7      $   232.7
Insurance and Investment Product Fees                136.1            133.1             143.0             157.0          160.4
Net Investment Income                                291.1            277.7             267.2             271.3          278.2
Net Realized Investment Losses                       (14.1)          (104.7)             (3.4)             21.7            2.5
                                             --------------    -------------   ---------------   ---------------  ------------
Total Revenues                                       659.2            554.6             693.7             710.7          673.8
                                             --------------    -------------   ---------------   ---------------  -------------

BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy
  Liabilities                                        350.8            348.4             389.0             365.8          345.6
Policyholder Dividends                               116.5             94.2              99.5             108.6          105.9
Policy Acquisition Cost Amortization                  28.0             25.9              22.7              17.5           22.6
Intangible Asset Amortization                          8.4              8.2               8.3               8.3            8.3
Interest Expense on Indebtedness                       9.8              9.9               9.8              10.1            9.8
Interest Expense on Non-recourse
  Collateralized Obligations                          13.3             12.6              11.9              11.1            8.9
Other Operating Expenses                             130.3            136.5             130.2             142.8          145.4
                                             --------------    -------------    --------------   ---------------  ------------
Total Expenses                                       657.1            635.7             671.4             664.2          646.5
                                             --------------    -------------    --------------   ---------------  ------------
Income (Loss) from Continuing Operations
  Before Income Taxes and Minority Interest            2.1            (81.1)             22.3              46.5           27.3
Applicable Income Taxes (Benefit)                     (2.4)           (34.2)              5.8              12.3            7.3
                                             --------------    -------------    --------------   ---------------  ------------
Income (Loss) from Continuing Operations
  before Minority Interest                             4.5            (46.9)             16.5              34.2           20.0
Minority Interest in Net Income of
  Subsidiaries                                        (2.8)            (2.3)             (2.9)             (4.4)          (3.7)
                                             --------------    -------------    --------------   ---------------  ------------
Income (Loss) from Continuing Operations               1.7            (49.2)             13.6              29.8           16.3
Income (Loss) from Discontinued Operations             (.4)             (.4)              (.4)              (.9)            .3
                                             --------------    -------------    --------------   ---------------  ------------
Net Income (Loss)                                $     1.3        $   (49.6)        $    13.2         $    28.9       $   16.6
                                             ==============    =============    ==============   ==============-  ============

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATING FIRST QUARTER 2004 INCOME STATEMENT
First Quarter 2004 (unaudited)
($ in millions)

Quarter ended March 31, 2004                                                  Operating Segments                Other Segments
                                                                      --------------------------------  ----------------------------
                                                                                            Asset          Venture        Corporate
                                                      Consolidated     Life & Annuity     Management       Capital        & Other
                                                    ----------------  ----------------  --------------  --------------  ------------
REVENUES
Premiums                                                  $   232.7         $   232.7
Insurance and Investment Product Fees                         160.4              89.5        $   70.1                       $   2.0
Net Investment Income                                         278.2             249.9              .1        $   11.6          14.6
Net Realized Investment Losses                                  2.5
                                                    ----------------  ----------------  --------------  -------------- -------------
      Total Revenues                                          673.8             572.1            70.2            11.6          16.6
                                                    ----------------  ----------------  --------------  -------------- -------------

BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy Liabilities            345.6             343.2                                           2.4
Policyholder Dividends                                        105.9             105.8
Policy Acquisition Cost Amortization                           22.6              22.2
Intangible Asset Amortization                                   8.3                               8.3
Intangible Asset Impairments
Interest Expense on Indebtedness                                9.8                                                             9.8
Interest Expense on Non-recourse Collateralized
  Obligations                                                   8.9                                                             8.9
Other Operating Expenses                                      145.4              75.1            58.1                           8.2
                                                    ----------------  ----------------  --------------  -------------- -------------
      Total Expenses                                          646.5             546.3            66.4                          29.3
                                                    ----------------  ----------------  --------------  -------------- -------------
Income (Loss) from Continuing Operations Before
  Income Taxes and Minority Interest                           27.3              25.8             3.8            11.6         (12.7)
Applicable Income Taxes (Benefit)                               7.3               7.2              .4             4.1          (4.4)
                                                    ----------------  ----------------  --------------  -------------- -------------
Income (Loss) from Continuing Operations before
  Minority Interest                                            20.0              18.6             3.4             7.5          (8.3)
Minority Interest in Net Income of Subsidiaries                (3.7)                             (3.7)
                                                    ----------------  ----------------  --------------  -------------- -------------

Income (Loss) from Continuing Operations                   $   16.3          $   18.6           $ (.3)        $   7.5        $ (8.3)
                                                    ================  ================  ==============  ============== =============



                                                             Exclusions from
                                                              Segment Income
                                                    --------------------------------
                                                         Realized
                                                        Investment
                                                          Losses           Other
                                                  ----------------------------------
REVENUES
Premiums
Insurance and Investment Product Fees                                        $ (1.2)
Net Investment Income                                                           2.0
Net Realized Investment Losses                              $   2.5
                                                    ----------------   -------------
      Total Revenues                                            2.5              .8
                                                    ----------------   -------------

BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy Liabilities
Policyholder Dividends                                           .1
Policy Acquisition Cost Amortization                             .4
Intangible Asset Amortization
Intangible Asset Impairments
Interest Expense on Indebtedness
Interest Expense on Non-recourse Collateralized
  Obligations
Other Operating Expenses                                                        4.0
                                                    ----------------   -------------
      Total Expenses                                             .5             4.0
                                                    ----------------   -------------
Income (Loss) from Continuing Operations Before
  Income Taxes and Minority Interest                            2.0            (3.2)
Applicable Income Taxes (Benefit)                               1.2            (1.2)
                                                    ----------------   -------------
Income (Loss) from Continuing Operations before
  Minority Interest                                              .8            (2.0)
Minority Interest in Net Income of Subsidiaries
                                                    ----------------   -------------

Income (Loss) from Continuing Operations                     $   .8          $ (2.0)
                                                    ================   =============

THE PHOENIX COMPANIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEET -- PRELIMINARY
First Quarter 2004 (unaudited)
($ in millions, except par value)


                                                                                                 December 31,
                                                            March       ----------------------------------------------------------
                                                            2004             2003            2002         2001           2000
                                                      ----------------  --------------  ------------- ------------   ------------
ASSETS:
Available-for-Sale Debt Securities, at fair value        $   13,631.0      $ 13,273.0     $ 11,889.5    $ 9,774.1      $ 6,022.3
Held-to-Maturity Debt Securities                                                                                         2,109.6
Equity Securities, at fair value                                338.9           312.0          385.9        287.7          335.5
Mortgage Loans, at unpaid principal balances                    271.5           284.1          468.8        535.8          593.4
Policy Loans, at unpaid principal balances                    2,239.4         2,227.8        2,195.9      2,172.2        2,105.2
Venture Capital Partnerships, at equity in net assets           249.5           234.9          228.6        291.7          467.3
Affiliate Equity and Debt Securities, at cost plus
  equity in undistributed earnings                               49.3            47.5          134.7        150.6          103.0
Other Investments                                               414.3           402.0          398.9        376.0          313.6
                                                      ----------------  --------------  ------------- ------------   ------------
                                                             17,193.9        16,781.3       15,702.3     13,588.1       12,049.9
Available-for-Sale Investments Pledged as
  Collateral, at fair value                                   1,389.2         1,350.0        1,358.7        550.6
                                                      ----------------  --------------  ------------- ------------   ------------
       Total Investments                                     18,583.1        18,131.3       17,061.0     14,138.7       12,049.9
Cash and Cash Equivalents                                       321.7           447.9        1,110.5        823.3          717.6
Deferred Policy Acquisition Costs                             1,358.5         1,367.7        1,234.1      1,123.7        1,019.0
Goodwill and other intangible assets                            746.4           755.0          747.7        858.6          582.6
Other General Account Assets                                    685.5           774.1          711.4        566.1          567.8
Separate Account Assets                                       6,461.6         6,083.2        4,371.2      5,025.2        5,376.6
                                                      ----------------  --------------  ------------- ------------   ------------

       Total Assets                                          28,156.8        27,559.2       25,235.9     22,535.6       20,313.5
                                                      ================  ==============  ============= ============   ============

LIABILITIES:
Policy Liabilities and Accruals                              13,335.3        13,088.6       12,680.0     11,846.4       11,372.6
Policyholder Deposit Funds                                    3,556.4         3,642.7        3,395.7      1,515.2          678.4
Indebtedness                                                    666.8           639.0          644.3        599.3          425.1
Stock Purchase Contracts                                        145.1           128.8          137.6
Other General Account Liabilities                               549.4           557.1          570.8        614.1          619.9
Non-recourse Collateralized Debt Obligation
  Liabilities                                                 1,445.0         1,472.0        1,609.5        632.7
Separate Account Liabilities                                  6,461.6         6,083.2        4,371.2      5,020.1        5,376.6
                                                      ----------------  --------------  ------------- ------------   ------------
       Total Liabilities and minority interest               26,159.6        25,611.4       23,409.1     20,227.8       18,472.6
                                                      ----------------  --------------  ------------- ------------   ------------

STOCKHOLDERS' EQUITY:
Common stock, $.01 par value, 1.0 billion shares
  authorized; 94,564,441 shares outstanding
  (March 31, 2004)                                              1.0               1.0            1.0          1.0
Additional paid in capital                                  2,428.9           2,428.8        2,424.4      2,413.3
Deferred Compensation on Restricted Stock Units                (3.2)             (3.6)
Accumulated Earnings (Deficit)                               (336.1)           (352.7)        (331.4)       (43.3)       1,820.7
Treasury stock, at cost: 11,796,366 shares
  (March 31, 2004)                                           (187.2)           (189.4)        (195.7)       (66.0)
Accumulated Other Comprehensive Income (Loss)                  93.8              63.7          (71.5)         2.8           20.2
                                                      ----------------  --------------- ------------- ------------   -----------
       Total Stockholders' Equity                           1,997.2           1,947.8        1,826.8      2,307.8        1,840.9
                                                      ----------------  --------------  ------------- ------------   -----------
       Total Liabilities, Minority Interest and
         Stockholders' Equity                          $   28,156.8        $ 27,559.2     $ 25,235.9   $ 22,535.6     $ 20,313.5
                                                      ================  ==============  ============= ============   ===========

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT INVESTMENT PORTFOLIO SUMMARY (1)
First Quarter 2004 (unaudited)
($ in millions)

                                                Total Debt Securities          Public Debt Securities       Private Debt Securities
                                              03/31/2004      12/31/2003     03/31/2004     12/31/2003      03/31/2004   12/31/2003
                                             -------------   -------------  -------------  -------------  ------------- -----------
DEBT SECURITIES BY CREDIT QUALITY
  (CARRYING VALUE)

AAA/AA/A                                        $ 8,895.3      $ 8,821.2      $ 7,456.2      $ 7,442.1      $ 1,439.1    $ 1,379.1
BBB                                               3,620.3        3,350.8        2,389.0        2,160.6        1,231.3      1,190.2
                                             -------------   -------------  -------------  -------------  ------------- -----------
       Total Investment Grade                    12,515.6       12,172.0        9,845.2        9,602.7        2,670.4      2,569.3
BB                                                  828.7          764.9          705.6          635.5          123.1        129.4
B                                                   200.2          218.9          154.7          157.8           45.5         61.1
CCC and Lower                                        67.6           94.6           31.3           53.7           36.3         40.9
In or Near Default                                   18.9           22.6           15.3           19.0            3.6          3.6
                                             -------------   -------------  -------------  -------------  ------------- -----------
       Total Debt Securities                   $ 13,631.0     $ 13,273.0     $ 10,752.1     $ 10,468.7      $ 2,878.9    $ 2,804.3
                                             =============   =============  =============  =============  ============= ===========

% Below Investment Grade                             8.2%           8.3%            8.4%           8.3%           7.2%         8.4%

------------------------------------------------------------------------------------------------------------------------------------

UNREALIZED GAINS AND LOSSES ON DEBT
  AND EQUITY SECURITIES
As of March 31, 2004                                     Total                   Outside Closed Block             Closed Block
                                             -----------------------------  ----------------------------   -------------------------
                                                Gains          Losses          Gains         Losses           Gains        Losses
                                             -------------   -------------  -------------  -------------   -------------  ----------
Total Debt Securities                             $ 915.7        $ (69.0)       $ 295.6        $ (42.3)       $ 620.1      $ (26.7)
Equity Securities                                   116.2           (2.5)         107.4           (1.4)           8.8         (1.1)
                                             -------------   -------------  -------------  -------------   -------------  ----------
Total Unrealized Gains (Losses)                   1,031.9          (71.5)         403.0          (43.7)         628.9        (27.8)
                                             -------------   -------------  -------------  -------------   -------------  ----------

Applicable Policyholder Dividend Obligation         628.9          (27.8)                                       628.9        (27.8)
Applicable Deferred Acquisition Cost (Credit)       144.5          (19.4)         144.5          (19.4)
Applicable Deferred Income Tax (Benefit)             90.5           (8.5)          90.5           (8.5)
                                             -------------   -------------  -------------  -------------   -------------  ----------
Total Offsets to Net Unrealized Gains (Losses)      863.9          (55.7)         235.0          (27.9)         628.9        (27.8)
                                             -------------   -------------  -------------  -------------   -------------  ----------
Net Unrealized Gains (Losses)                     $ 168.0        $ (15.8)       $ 168.0        $ (15.8)           $ -          $ -
                                             =============  ==============  =============  =============   =============  ==========
Net Unrealized Gains                              $ 152.2                       $ 152.2                           $ -
                                             =============                  =============                  =============


(1) Excludes debt and equity securities pledged as collateral.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS (1)
First Quarter 2004 (Quarters unaudited)
($ in millions)

Quarters ended                                                     2003
                                 -------------------------------------------------------------------------        2004
                                        March             June            September           December            March
                                 ----------------   ---------------   ----------------   -----------------  -----------------
GAAP NET INVESTMENT INCOME
Debt Securities                        $   187.1         $   199.1          $   184.0           $   195.3          $   192.1
Equity Securities                            1.3                .9                 .9                 1.5                 .4
Mortgages                                   12.1               7.3                7.0                 6.2                5.9
Policy Loans                                42.6              42.6               42.2                44.3               42.2
Venture Capital                             28.9               6.5               10.2                 3.5               17.6
Cash & Cash Equivalents                      3.1               1.4                1.4                 1.1                 .7
Other *                                      4.5               8.6               11.0                 8.1               12.4
                                 ----------------   ---------------   ----------------   -----------------  -----------------
Total Cash and Invested Assets             279.6             266.4              256.7               260.0              271.3
                                 ----------------   ---------------   ----------------   -----------------  -----------------

Investment Expenses                          3.0               2.7                2.6                 2.0                3.2
                                 ----------------   ---------------   ----------------   -----------------  -----------------
Total Net Investment Income            $   276.6         $   263.7          $   254.1           $   258.0          $   268.1
                                 ================   ===============   ================   =================  =================

ANNUALIZED YIELDS
Debt Securities                             6.2%              6.1%               5.8%                6.1%               5.9%
Equity Securities                           1.4%              1.0%               1.0%                1.8%                .5%
Mortgages                                   9.1%              8.0%               8.6%                8.4%               8.9%
Policy Loans                                8.1%              8.0%               7.9%                8.3%               7.9%
Venture Capital                            67.9%             11.9%              18.7%                6.1%              34.0%
Cash & Cash Equivalents                     1.5%               .9%                .9%                 .9%                .7%
Other *                                     3.4%              7.0%              10.3%                6.1%              14.0%
                                 ----------------   ---------------   ----------------   -----------------  -----------------
Total Cash and Invested Assets              6.7%              6.2%               6.1%                6.2%               6.5%
                                 ----------------   ---------------   ----------------   -----------------  -----------------

Investment Expenses                          .1%               .1%                .1%                  0%                .1%
                                 ----------------   ---------------   ----------------   -----------------  -----------------
Total Net Investment Income                 6.7%              6.1%               6.0%                6.2%               6.4%
                                 ================   ===============   ================   =================  =================


 * Includes real estate, affiliates, and other invested assets.
(1)Excludes investment income on debt and equity securities pledged as collateral.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
First Quarter 2004 (unaudited)
($ in millions)

                                                            YTD March                              December 31,
                                               ---------------------------- ------------------------------------------------------
                                                    2004          2003           2003           2002          2001        2000
                                               -------------  ------------- -------------  -------------  -----------  -----------
REALIZED INVESTMENT GAINS AND LOSSES

Debt Security Impairments                            $ (2.8)       $ (22.5)      $ (76.1)      $ (114.3)     $ (46.1)      $ (7.5)
Equity Security Impairments                                                         (4.3)          (9.8)
Affiliated Equity Securities                                                       (96.9)
Venture Capital Partnerships Impairments                              (4.3)         (4.6)          (5.1)
Mortgage Loan Impairments                                              (.4)         (4.1)           (.6)        (6.1)        (1.8)
Real Estate Impairments                                                             (6.6)                                    (6.1)
Debt and Equity Securities Pledged as
  Collateral Impairments                               (4.7)          (4.9)         (8.3)         (34.9)       (39.0)
Other Invested Asset Impairments                       (3.3)          (8.9)         (9.9)         (22.0)        (3.7)
                                               -------------  ------------- -------------  -------------  -----------  -----------
       Total Impairment Losses                        (10.8)         (41.0)       (210.8)        (186.7)       (94.9)       (15.4)
                                               -------------  ------------- -------------  -------------  -----------  -----------
Debt Security Net Transaction Gains (Losses)            7.0           41.3          64.7           48.4         21.7        (46.9)
Equity Security Net Transaction Gains (Losses)          2.2           (2.2)         47.2            2.1         (8.8)       146.8
Venture Capital Net Investment Gains (Losses)                         (9.5)         (9.7)
Mortgage Loan Net Transaction Gains (Losses)             .2            (.4)         (1.3)            .2          7.1          4.8
Real Estate Net Transaction Gains (Losses)                              .5           (.2)           4.0         (2.5)         1.8
Other Invested Asset Net Transactions Gains
  (Losses)                                              3.9           (2.9)          9.6           (1.9)        (7.5)        (1.9)
                                               -------------  ------------- -------------  -------------  -----------  -----------
Total Net Transactions Gains                           13.3           26.8         110.3           52.8         10.0        104.6
                                               -------------  ------------- -------------  -------------  -----------  -----------
Net Realized Investment Gains (Losses)                  2.5          (14.2)       (100.5)        (133.9)       (84.9)        89.2
                                               =============  ============= =============  =============  ===========  ===========

Closed Block Applicable PDO (Reduction)                  .1            8.5          (5.9)         (40.3)       (15.4)
Applicable Deferred Acquisition Costs (Credit)           .4             .4          (4.1)          (7.2)        10.5        (10.7)
Applicable Deferred Income Tax (Credit)                 1.2           (8.8)        (36.3)         (20.8)       (24.5)        32.9
                                               -------------  ------------- -------------  -------------  -----------  -----------
Net Realized Investment Gains (Losses)
  Included in Net Income                             $   .8        $ (14.3)      $ (54.2)       $ (65.6)     $ (55.5)    $   67.0
                                               =============  ============= =============  =============  ===========  ===========

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
First Quarter 2004 (unaudited)
($ in millions)

                                                                         2003
                                                --------------------------------------------------------       2004
Quarter ended                                       March         June        September      December          March
                                                ------------  -------------  ------------   ------------   -------------
REALIZED INVESTMENT GAINS AND LOSSES
Debt Security Impairments                           $ (22.5)       $ (19.8)      $ (13.5)       $ (20.3)       $ (2.8)
Equity Security Impairments                                           (1.1)         (3.2)
Affiliated Equity Securities                                         (96.9)
Venture Capital Partnerships Impairments               (4.3)           (.3)
Mortgage Loan Impairments                               (.4)          (2.8)          (.9)
Real Estate Impairments                                                              (.4)          (6.2)
Debt and Equity Securities Pledged as
  Collateral Impairments                               (4.9)           (.1)         (2.3)          (1.0)         (4.7)
Other Invested Asset Impairments                       (8.9)          (1.0)                                      (3.3)
                                                ------------  -------------  ------------   ------------   -----------
       Total Impairment Losses                        (41.0)        (122.0)        (20.3)         (27.5)        (10.8)
                                                ------------  -------------  ------------   ------------   -----------
Debt Security Net Transaction Gains (Losses)           41.3            5.2          11.1            7.1           7.0
Equity Security Net Transaction Gains (Losses)         (2.2)           7.4           4.9           37.1           2.2
Venture Capital Net Investment Gains (Losses)          (9.5)           (.2)
Mortgage Loan Net Transaction Gains (Losses)            (.4)           (.4)          (.6)            .1            .2
Real Estate Net Transaction Gains (Losses)               .5            (.4)                         (.3)
Other Invested Asset Net Transactions Gains
  (Losses)                                             (2.9)           5.6           1.7            5.2           3.9
                                                ------------  -------------  ------------   ------------   -----------
Total Net Transactions Gains                           26.8           17.2          17.1           49.2          13.3
                                                ------------  -------------  ------------   ------------   -----------
Net Realized Investment Gains (Losses)                (14.2)        (104.8)         (3.2)          21.7           2.5
                                                ============  =============  ============   ============   ===========

Closed Block Applicable PDO (Reduction)                 8.5           (9.5)         (3.5)          (1.4)           .1
Applicable Deferred Acquisition Costs (Credit)           .4            1.3          (2.8)          (3.0)           .4
Applicable Deferred Income Tax (Credit)                (8.8)         (37.2)          1.3            8.4           1.2
                                                ------------  -------------  ------------   ------------   -----------
Net Realized Investment Gains (Losses)
 Included in Net Income                             $ (14.3)       $ (59.4)      $   1.8       $   17.7        $   .8
                                                ============  =============  ============   ============   ===========